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EXHIBIT 99.01

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798

SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)

FOR MONTH ENDING DECEMBER 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS	$13,828,726

RECEIPTS:
1. Receipts from operations	$—

2. Other Receipts	$1,020,149

3. Preference Claims Receipts	$84,869

4. Sale Of Assets	$109,990

5. Receipt Of Escrow	$—

6. General Motors Receipts	$—

DISBURSEMENTS:
3. Net payroll:
a. Officers	$19,385

b. Others	$2,081

4. Taxes
a. Federal Income Taxes	$6,841

b. FICA withholdings	$626

c. Employee's withholdings(2)	$354

d. Employer's FICA	$626

e. Federal Unemployment Taxes	$—

f. State Unemployment Taxes	$—

g. State Employee withholdings	$840

h. All other taxes	$—

5. Necessary expenses:
a. Rent or mortgage payments(s)	$1,600

b. Utilities	$—

c. Insurance	$820,626

d. Merchandise bought for manufacture or sale	$—

e. Other necessary expenses
Foothill Secured Loan	$—

Asset Sale Related Expenses	$—

Union Closure Agreement	$—

Professional/Trustee Fees	$185,916

All Other Disbursements	$14,645

TOTAL DISBURSEMENTS	$1,053,540

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD		$161,468

ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798 OPERATING ACCOUNT: 5800272592		$13,990,194

ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798 PAYROLL ACCOUNT: 5800272618		$—

ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798 DANNEN CRANE HEYMAN SIMON SPECIAL ACCOUNT ALLIED: 8601721825		$—

ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798 ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600		$—

ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION PAYROLL ACCOUNT: 5800026501		$—

ENDING BALANCE IN ALL ACCOUNTS	$13,990,194

(1)
All information reflects cash activity per Company accounting records

(2)
Includes wage garnishments

OPERATING REPORT Page 1
Exhibit "B"

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798

RECEIPTS LISTING

FOR MONTH ENDING DECEMBER 31, 2002

Summary of Company Receipts for the period of December 1, 2002 through December 31, 2002(1)

DATE RECEIVED	DESCRIPTION	AMOUNT
None	General Motors	$—
None	Chrysler Progress Payments	—
None	Chrysler Holdbacks	—
None	Chrysler Repairs	—
None	Misc. Holdbacks & Acceptances	—
None	Verson Std. Products	—
Various	Preference Payments	84,869
None	Receipt of Escrow	—
None	Note Receivable	—
	Additional Receipts	—
Various	Employee Related/COBRA Receipts-Foothill	—
Various	Operational Receipts	—
Various	Sales Of Assets	109,990
Various	Other Receipts	1,020,149
Various	GM Funding	—

	Total Receipts	$1,215,008

(1)
Please see attached pages for the detail of receipts by Company bank account

OPERATING REPORT Page 2 (1 of 6)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798

RECEIPTS LISTING

FOR MONTH ENDING DECEMBER 31, 2002

Bank:	LASALLE BANK N.A.
Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603
Account Name:	ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
Account No.:	5800272592
DATE RECEIVED	DESCRIPTION	AMOUNT
None	General Motors	$—
None	Chrysler Progress Payments	—
None	Chrysler Holdbacks	—
None	Chrysler Repairs	—
None	Misc. Holdbacks & Acceptances	—
None	Verson Std. Products	—
Various	Preference Payment	84,869
None	Receipt of Escrow	—
None	Note Receivable	—
Various	Additional Receipts	—
Various	Employee Related/COBRA Receipts-Foothill	—
Various	Operational Receipts	—
Various	Sales Of Assets	109,990
Various	Other Receipts	1,020,149
None	GM Funding	—

	Total Receipts	$1,215,008

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

OPERATING REPORT Page 2 (2 of 6)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798

RECEIPTS LISTING

FOR MONTH ENDING DECEMBER 31, 2002

Bank:	LASALLE BANK N.A.
Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603
Account Name:	ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
Account No.:	5800272618
DATE RECEIVED	DESCRIPTION	AMOUNT
None	General Motors	$—
None	Chrysler Progress Payments	—
None	Chrysler Holdbacks	—
None	Chrysler Repairs	—
None	Misc. Holdbacks & Acceptances	—
None	Verson Std. Products	—
None	Corporate	—
None	Receipt of Escrow	—
None	Note Receivable	—
Additional Receipts
None	Employee Related/COBRA Receipts-Foothill	—
None	Operational Receipts	—
None	Sales Of Assets	—
None	Other Receipts	—
None	GM Funding	—

	Total Receipts	$—

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

OPERATING REPORT Page 2 (3 of 6)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798

RECEIPTS LISTING

FOR MONTH ENDING DECEMBER 31, 2002

Bank:	LASALLE BANK N.A.
Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603
Account Name:	ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
Account No.:	5800272600
DATE RECEIVED	DESCRIPTION	AMOUNT
None	General Motors	$—
None	Chrysler Progress Payments	—
None	Chrysler Holdbacks	—
None	Chrysler Repairs	—
None	Misc. Holdbacks & Acceptances	—
None	Verson Std. Products	—
None	Corporate	—
None	Receipt of Escrow	—
None	Note Receivable	—
Additional Receipts
None	Employee Related/COBRA Receipts-Foothill	—
None	Operational Receipts	—
None	Sales Of Assets	—
None	Other Receipts	—
None	GM Funding	—

	Total Receipts	$—

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

OPERATING REPORT Page 2 (4 of 6)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798

RECEIPTS LISTING

FOR MONTH ENDING DECEMBER 31, 2002

Bank:	LASALLE BANK N.A.
Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603
Account Name:	VERSON CORPORATION PAYROLL ACCOUNT
Account No.:	5800026501
DATE RECEIVED	DESCRIPTION	AMOUNT
None	General Motors	$—
None	Chrysler Progress Payments	—
None	Chrysler Holdbacks	—
None	Chrysler Repairs	—
None	Misc. Holdbacks & Acceptances	—
None	Verson Std. Products	—
None	Corporate	—
None	Receipt of Escrow	—
None	Note Receivable	—
Additional Receipts
None	Operational Receipts	—
None	Operational Receipts-Foothill Account	—
None	Sales Of Assets	—
None	Other Receipts	—
None	GM Funding	—

	Total Receipts	$—

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

OPERATING REPORT Page 2 (5 of 6)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798

RECEIPTS LISTING

FOR MONTH ENDING DECEMBER 31, 2002

Bank:	LASALLE BANK N.A.
Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603
Account Name:	DANNEN CRANE HEYMAN SIMON SPECIAL ACCOUNT ALLIED
Account No.:	8601721825
DATE RECEIVED	DESCRIPTION	AMOUNT
None	General Motors	$—
None	Chrysler Progress Payments	—
None	Chrysler Holdbacks	—
None	Chrysler Repairs	—
None	Misc. Holdbacks & Acceptances	—
None	Verson Std. Products	—
None	Corporate	—
None	Receipt of Escrow	—
None	Note Receivable	—
	Additional Receipts	—
None	Operational Receipts	—
None	Operational Receipts-Foothill Account	—
None	Sales Of Assets	—
Various	Other Receipts	—
None	GM Funding	—

	Total Receipts	$—

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

OPERATING REPORT Page 2 (6 of 6)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798

DISBURSEMENT LISTING

FOR MONTH ENDING DECEMBER 31, 2002

Summary of Company Disbursements for the period of December 1, 2002 through December 31, 2002

DATE DISBURSED	CHECK/WIRE NO.	DESCRIPTION	AMOUNT
Various	Various	Salaries, Benefits & Insurance	$851,379
None	None	Stay Bonus	—
None	None	Utilities	—
Various	Various	Rents & Leases	1,600
None	None	Remaining Man. Costs	—
None	None	Pre-Petition Vendor Payments	—
None	None	Real Estate Taxes	—
None	None	Asset Sale Related Expenses	—
None	None	Foothill Capital-Secured Loan	—
None	None	Union Closure Agreement	—
None	None	Parts Purchases	—
Various	Various	Professional/Trustee Fees	185,916
None	None	Foothill Principal Payments	—
None	None	Boeing Letter of Credit	—
None	None	Federal and State Income Taxes	—
None	None	Foothill Interest & Fees	—
Various	Various	All Other	14,645

	Total Disbursements		$1,053,540

(1)
Please see attached pages for the detail of disbursements by Company bank account

OPERATING REPORT Page 3 (1 of 6)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798

DISBURSEMENT LISTING

FOR MONTH ENDING DECEMBER 31, 2002

Bank:	LASALLE BANK N.A.
Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603
Account Name:	ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
Account No.:	5800272592
DATE DISBURSED	CHECK/WIRE NO.	DESCRIPTION	AMOUNT
Various	Various	Salaries, Benefits & Insurance	$851,379
None	None	Stay Bonus	—
None	None	Utilities	—
Various	Various	Rents & Leases	1,600
None	None	Remaining Man. Costs	—
None	None	Pre-Petition Vendor Payments	—
None	None	Real Estate Taxes	—
None	None	Asset Sale Related Expenses	—
None	None	Foothill Capital-Secured Loan	—
None	None	Union Closure Agreement	—
None	None	Parts Purchases	—
Various	Various	Professional/Trustee Fees	185,916
None	None	Foothill Principal Payments	—
None	None	Boeing Letter of Credit	—
None	None	Federal and State Income Taxes	—
None	None	Foothill Interest & Fees	—
Various	Various	All Other	14,645

	Total Disbursements		$1,053,540

You must create a separate list for each bank account for which disbursements were made during the month.

OPERATING REPORT Page 3 (2 of 6)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798

DISBURSEMENT LISTING

FOR THE MONTH ENDING DECEMBER 31, 2002

Bank:	LASALLE BANK N.A.
Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603
Account Name:	ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
Account No.:	5800272618
DATE DISBURSED	CHECK/WIRE NO.	DESCRIPTION	AMOUNT
None	None	Salaries, Benefits & Insurance	$—
None	None	Stay Bonus	—
None	None	Utilities	—
None	None	Rents & Leases	—
None	None	Remaining Man. Costs	—
None	None	Pre-Petition Vendor Payments	—
None	None	Real Estate Taxes	—
None	None	Asset Sale Related Expenses	—
None	None	Foothill Capital-Secured Loan	—
None	None	Union Closure Agreement	—
None	None	Parts Purchases	—
None	None	Professional/Trustee Fees	—
None	None	Foothill Principal Payments	—
None	None	Boeing Letter of Credit	—
None	None	Foothill Interest & Fees	—
None	None	All Other	—

	Total Disbursements		$—

You must create a separate list for each bank account for which disbursements were made during the month.

OPERATING REPORT Page 3 (3 of 6)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798

DISBURSEMENT LISTING

FOR MONTH ENDING DECEMBER 31, 2002

Bank:	LASALLE BANK N.A.
Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603
Account Name:	ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
Account No.:	5800272600
DATE DISBURSED	CHECK/WIRE NO.	DESCRIPTION	AMOUNT
None	None	Salaries, Benefits & Insurance	$—
None	None	Stay Bonus	—
None	None	Utilities	—
None	None	Rents & Leases	—
None	None	Remaining Man. Costs	—
None	None	Pre-Petition Vendor Payments	—
None	None	Real Estate Taxes	—
None	None	Asset Sale Related Expenses	—
None	None	Foothill Capital-Secured Loan	—
None	None	Union Closure Agreement	—
None	None	Parts Purchases	—
None	None	Professional/Trustee Fees	—
None	None	Foothill Principal Payments	—
None	None	Boeing Letter of Credit	—
None	None	Foothill Interest & Fees	—
None	None	All Other	—

	Total Disbursements		$—

You must create a separate list for each bank account for which disbursements were made during the month.

OPERATING REPORT Page 3 (4 of 6)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798

DISBURSEMENT LISTING

FOR MONTH ENDING DECEMBER 31, 2002

Bank:	LASALLE BANK N.A.
Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603
Account Name:	VERSON CORPORATION PAYROLL ACCOUNT
Account No.:	5800026501
DATE DISBURSED	CHECK/WIRE NO.	DESCRIPTION	AMOUNT
None	None	Salaries, Benefits & Insurance	$—
None	None	Stay Bonus	—
None	None	Utilities	—
None	None	Rents & Leases	—
None	None	Remaining Man. Costs	—
None	None	Pre-Petition Vendor Payments	—
None	None	Real Estate Taxes	—
None	None	Asset Sale Related Expenses	—
None	None	Foothill Capital-Secured Loan	—
None	None	Union Closure Agreement	—
None	None	Parts Purchases	—
None	None	Professional/Trustee Fees	—
None	None	Foothill Principal Payments	—
None	None	Boeing Letter of Credit	—
None	None	Foothill Interest & Fees	—
None	None	All Other	—

	Total Disbursements		$—

You must create a separate list for each bank account for which disbursements were made during the month.

OPERATING REPORT Page 3 (5 of 6)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798

DISBURSEMENT LISTING

FOR MONTH ENDING DECEMBER 31, 2002

Bank:	LASALLE BANK N.A.
Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603
Account Name:	DANNEN CRANE HEYMAN SIMON SPECIAL ACCOUNT ALLIED
Account No.:	8610721825
DATE DISBURSED	CHECK/WIRE NO.	DESCRIPTION	AMOUNT
None	None	Salaries, Benefits & Insurance	$—
None	None	Stay Bonus	—
None	None	Utilities	—
None	None	Rents & Leases	—
None	None	Remaining Man. Costs	—
None	None	Pre-Petition Vendor Payments	—
None	None	Real Estate Taxes	—
None	None	Asset Sale Related Expenses	—
None	None	Foothill Capital-Secured Loan	—
None	None	Union Closure Agreement	—
None	None	Parts Purchases	—
None	None	Professional/Trustee Fees	—
None	None	Foothill Principal Payments	—
None	None	Boeing Letter of Credit	—
None	None	Foothill Interest & Fees	—
None	None	All Other	—
—

	Total Disbursements		$—

You must create a separate list for each bank account for which disbursements were made during the month.

OPERATING REPORT Page 3 (6 of 6)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798

FOR MONTH ENDING DECEMBER 31, 2002

STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)

Beginning Inventory	$—

Add: purchases	$—

Less: goods sold (cost basis)	$—

Ending Inventory	$—

PAYROLL INFORMATION STATEMENT

Gross payroll for this period	$30,635

Payroll taxes due but unpaid	$—

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of Creditor/Lessor	Date regular payment is due	Amount of Regular Payment	Number of Payments Delinquent	Amounts of Payments Delinquent *
$—

*
Include only post-petition payments

OPERATING REPORT Page 4

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798

FOR MONTH ENDING DECEMBER 31, 2002

STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)

ACCOUNTS RECEIVABLE:

Beginning month balance	$4,331,103

Add: sales on account	$—

Less: collections/adjustments (1)	$—

End of month balance	$4,331,103

0-30 Days	31-60 Days	61-90 Days	Over 90 Days (1)	End of Month
$—	$—	$—	$4,331,103	$4,331,103

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

Beginning of month balance	$—

Add: credit extended	$233,210

Less: payments of account	$(233,210)

End of month balance	—

0-30 Days	31-60 Days	61-90 Days	Over 90 Days (1)	End of Month
$—	$—	$—	$—	$—

ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
SCHEDULE AND FILE WITH THIS REPORT

OPERATING REPORT Page 5

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION	CASE NO.: 00 B 28798
FOR MONTH ENDING DECEMBER 31, 2002

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes	☒	No	☐
2.	FICA withholdings	Yes	☒	No	☐
3.	Employee's withholdings	Yes	☒	No	☐
4.	Employer's FICA	Yes	☒	No	☐
5.	Federal Unemployment Taxes	Yes	☒	No	☐
6.	State Income Tax	Yes	☒	No	☐
7.	State Employee withholdings	Yes	☒	No	☐
8.	All other state taxes	Yes	☒	No	☐

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

OPERATING REPORT Page 6

(Rev. 06-97)	Department of the Treasury—Internal Revenue Service Verification of Fiduciary's Federal Tax Deposit
Do not attach this notice to your Return
TO	District Director, Internal Revenue Service Attn: Chief, Special Procedures Function
FROM:	Name of Taxpayer Allied Products Corp Taxpayer Address 1355 East 93rd Street Chicago, IL 60619

The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):

Section 1	Form 941 Federal Tax Deposit (FTD) Information
		for the payroll period from 30-Nov-02 to 13-Dec-02
Taxes Reported on		Payroll Date 13-Dec-02
form 941, Employer's
Quarterly Federal Tax	Gross wages paid to employees	$15,004
Return
	Income tax withheld	$3,420

	Social Security Employer's Soc. Sec.	$96

	Employer's Soc. Sec.	96

	Employer's Medicare	218

	Employee's Medicare	218

	Soc. Sec & Medicare Total	$626

	Tax Deposited	$4,047

	Date Deposited	Wired To ADP 12/13/02
Section 2	Form 940 Federal Tax Deposit (FTD) Information
		for the payroll period from to
Taxes Reported on
form 940, Employer's	Gross wages paid to employees	$—
Annual Federal
Unemployment Tax	Tax Deposited	$—
Return
	Date Deposited
Certification
(Certification is limited to receipt or electronic transmittal of deposit only)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
Deposit Method	☐ Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)	☒ Electronic Federal Payment System (EFTPS) Deposit
Amount (Form 941 Taxes)	Date of Deposit Wired To ADP 12/13/02	EFTPS acknowledgement number or Form 8109 FTD received by: (1)
Amount (Form 940 Taxes)	Date of Deposit	EFTPS acknowledgement number or Form 8109 FTD received by:
Depositor's Employer		Name and Address of Bank
Identification Number:
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
Signed:	Date:
Name and Title	Richard Drexler, Chairman, President, CEO and CFO
(print or type)

(1)
Information is provided on a quarterly basis.

1 of 1 Payroll 12.13	Cat. #43099Z	Form 6123 (rev. 06-97)

(Rev. 06-97)	Department of the Treasury—Internal Revenue Service Verification of Fiduciary's Federal Tax Deposit
Do not attach this notice to your Return
TO	District Director, Internal Revenue Service Attn: Chief, Special Procedures Function
FROM:	Name of Taxpayer Allied Products Corp Taxpayer Address 1355 East 93rd Street Chicago, IL 60619

The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):

Section 1	Form 941 Federal Tax Deposit (FTD) Information
		for the payroll period from 14-Dec-02 to 27-Dec-02
Taxes Reported on		Payroll Date 27-Dec-02
form 941, Employer's
Quarterly Federal Tax	Gross wages paid to employees	$15,004
Return
	Income tax withheld	$3,420

	Social Security Employer's Soc. Sec.	$96

	Employer's Soc. Sec.	96

	Employer's Medicare	218

	Employee's Medicare	218

	Soc. Sec & Medicare Total	$626

	Tax Deposited	$4,047

	Date Deposited	Wired To ADP 12/27/02
Section 2	Form 940 Federal Tax Deposit (FTD) Information
		for the payroll period from to
Taxes Reported on
form 940, Employer's	Gross wages paid to employees	$—
Annual Federal
Unemployment Tax	Tax Deposited	$—
Return
	Date Deposited
Certification
(Certification is limited to receipt or electronic transmittal of deposit only)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
Deposit Method	☐ Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)	☒ Electronic Federal Payment System (EFTPS) Deposit
Amount (Form 941 Taxes)	Date of Deposit Wired To ADP 12/27/02	EFTPS acknowledgement number or Form 8109 FTD received by: (1)
Amount (Form 940 Taxes)	Date of Deposit	EFTPS acknowledgement number or Form 8109 FTD received by:
Depositor's Employer		Name and Address of Bank
Identification Number:
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
Signed:	Date:
Name and Title	Richard Drexler, Chairman, President, CEO and CFO
(print or type)

(1)
Information is provided on a quarterly basis.

1 of 1 Payroll 12.27	Cat. #43099Z	Form 6123 (rev. 06-97)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

        I,     Richard Drexler,     acting as the duly authorized agent for Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

For the Debtor In Possession (Trustee)
Print or type name and capacity of person signing this Declaration:
Richard A. Drexler
Chairman, President, CEO and CFO
DATED:

OPERATING REPORT Page 8

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  EXHIBIT 99.01